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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2005

                               BV FINANCIAL, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

         United States                0-51014            14-1920944
         -------------                -------            ----------
(State or other jurisdiction of     (Commission         (IRS Employer
incorporation or organization)      File Number)        Identification No.)

                7114 North Point Road, Baltimore, Maryland 21219
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (410) 477-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                ------------------------------------------

         On March 9, 2005, BV Financial, Inc. (the "Company") and its wholly owned subsidiary, Bay-Vanguard Federal Savings Bank (the "Bank"), executed a three-year employment agreement with each of Edmund T. Leonard, Chairman and Chief Financial Officer of the Company and the Bank, and Carolyn M. Mroz, President and Chief Executive Officer of the Company and the Bank, each of which was effective as of January 12, 2005. On March 9, 2005, the Bank executed a two-year employment agreement with Daniel J. Gallagher, Jr., a Senior Vice President of the Bank, and on March 9, 2005, the Bank executed a three-year change in control agreement with Michele Kelly, a Vice President of the Bank, each of which was effective as of January 12, 2005. The terms of the employment agreements and the change in control agreement were previously disclosed in the Company's Registration Statement on Form SB-2 (File No. 333-119083).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BV FINANCIAL, INC.




Date:  March 11, 2005                   By:/s/ Carolyn M. Mroz
                                           -------------------------------------
                                           Carolyn M. Mroz
                                           President and Chief Executive Officer